Exhibit 10.5

ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Eleventh Amendment to Amended and Restated Credit Agreement (this “Eleventh Amendment”) is made as of March 29, 2013, by and among GLOBAL OPERATING LLC, a Delaware limited liability company (“OLLC”), GLOBAL COMPANIES LLC, a Delaware limited liability company (“Global”), GLOBAL MONTELLO GROUP CORP., a Delaware corporation (“Montello”), GLEN HES CORP., a Delaware corporation (“Glen Hes”), CHELSEA SANDWICH LLC, a Delaware limited liability company (“Chelsea LLC”), GLP FINANCE CORP., a Delaware corporation (“Finance”), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company (“GEM”), GLOBAL ENERGY MARKETING II LLC, a Delaware limited liability company (“GEM II”), ALLIANCE ENERGY LLC, a Massachusetts limited liability company (“Alliance”, and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM and GEM II, the “Borrowers” and each a “Borrower”), GLOBAL PARTNERS LP, a Delaware limited partnership (the “MLP”), GLOBAL GP LLC, a Delaware limited liability company (the “GP” and, collectively with the MLP, the “Original Guarantors and each individually, an “Original Guarantor”), each “Lender” (as such term is defined in the Credit Agreement referred to below) (collectively, the “Lenders” and each individually, a “Lender”) party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Amended and Restated Credit Agreement dated as of May 14, 2010 (as amended and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the Original Guarantors, the Lenders, the Administrative Agent, the L/C Issuer, the Swing Line Lender, JPMorgan Chase Bank, N.A. as Syndication Agent and Societe Generale, Standard Chartered Bank, Wells Fargo Bank, N.A. and RBS Citizens, National Association, as Co-Documentation Agents.  Terms not otherwise defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement to modify the definition of “Combined Working Capital” to be consistent with the intention of the parties at the time of the effectiveness of that certain Ninth Amendment to Amended and Restated Credit Agreement dated as of January 25, 2013, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.  Amendment to Section 1 of the Credit Agreement.  The definition of “Combined Working Capital” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

“Combined Working Capital” means the excess of Combined Current Assets over Combined Current Liabilities, provided, however, for the purposes of this definition, (a) all prepaid expenses of the Loan Parties in excess of $20,000,000 shall not be considered a Combined Current Asset hereunder regardless of how such prepaid expenses would otherwise be classified in accordance with GAAP; (b) any asset of any Loan Party which will be subsequently paid or otherwise distributed to such Loan Party’s members as a Permitted Distribution shall not be considered a Combined Current Asset hereunder regardless of how such asset would otherwise be classified in accordance with GAAP; (c) any asset of any Loan Party consisting of an intercompany receivable or other right to payment owing from another Loan Party or an Affiliate (other than the Account Receivable owing from Alliance which is included in the computation of Eligible Receivable) shall not be considered a Combined Current Asset hereunder regardless of how such asset would otherwise be classified in accordance with GAAP; (d) the aggregate amount of all WC Loans outstanding hereunder and all Revolver Loans outstanding hereunder used to fund working capital shall be deemed Combined Current Liabilities, regardless of how such outstanding amounts would otherwise be classified in accordance with GAAP; and (e) the aggregate amount of all Term Loans outstanding hereunder shall not be deemed Combined Current Liabilities hereunder, regardless of how such outstanding amounts would otherwise be classified in accordance with GAAP.

§2.  Conditions to Effectiveness.  This Eleventh Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of fully-executed original counterparts of this Eleventh Amendment executed by the Loan Parties, the Administrative Agent and the required Lenders.

§3.       Representations and Warranties.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Eleventh Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§4.       Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Eleventh Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Eleventh Amendment shall constitute a Loan Document.

§5.       No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§6.       Counterparts.  This Eleventh Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

§7.       Governing Law.  THIS ELEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

IN WITNESS WHEREOF, the parties hereto have executed this Eleventh Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By	: /s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By	: /s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By	: /s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By	: /s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLEN HES CORP.

By	: /s/ Thomas J. Hollister
	Title:	Chief Operating Officer and Chief Financial Officer

GLP FINANCE CORP.

By	: /s/ Edward J. Faneuil
	Title:	Executive Vice President

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By	: /s/ Edward J. Faneuil
	Title:	Executive Vice President

GLOBAL ENERGY MARKETING II LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By	: /s/ Edward J. Faneuil
	Title:	Executive Vice President

ALLIANCE ENERGY LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By	: /s/ Edward J. Faneuil
	Title:	Executive Vice President

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By	: /s/ Edward J. Faneuil
	Title:	Executive Vice President

GLOBAL GP LLC

By	: /s/ Edward J. Faneuil
	Title:	Executive Vice President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angelo Martorana

Name:	Angelo Martorana

Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jason Zilewicz

Name:	Jason Zilewicz

Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Dan Bueno

Name:	Dan Bueno

Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Jeffrey Kinney

Name:	Jeffrey Kinney

Title:	Senior Vice President

SOCIETE GENERALE, as a Lender

By:	/s/ Matt Worstell

Name:	Matt Worstell

Title:	Vice President

By:	/s/ Chad Clark

Name:	Chad Clark

Title:	Managing Director

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Patricia Doyle

Name:	Patricia Doyle

Title:	Director

By:	/s/ Robert K. Reddington

Name:	Robert K. Reddington

Title:	Credit Documentation Manager

RBS CITIZENS, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason Upham

Name:	Jason Upham

Title:	Assistant Vice President

BNP PARIBAS, as a Lender

By:	/s/ Matthew L. Rosetti

Name:	Matthew L. Rosetti

Title:	Director

By:	/s/ Keith Richards

Name:	Keith Richards

Title:	Director

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as a Lender

By:	/s/ Rodney P. Hutchinson

Name:	Rodney P. Hutchinson

Title:	Executive Director

By:	/s/ Eva Rushkevich

Name:	Eva Rushkevich

Title:	Managing Director

SOVEREIGN BANK, N.A. as a Lender

By:	/s/ Daniela Hofer-Gautschi

Name:	Daniela Hofer-Gautschi

Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Zali Win

Name:	Zali Win

Title:	Managing Director

By:	/s/ Michel Kermarrec

Name:	Michel Kermarrec

Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keven D. Smith

Name:	Keven D. Smith

Title:	Senior Vice President

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Marie Fernandes

Name:	Marie Fernandes

Title:	Authorized Signatory

RB INTERNATIONAL FINANCE (USA) LLC, as a Lender

By:	/s/ Astrid Wilke

Name:	Astrid Wilke

Title:	Group Vice President

By:	/s/ Katrin Lange-Hornby

Name:	Katrin Lange-Hornby

Title:	Vice President

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ Scott G. Axelrod

Name:	Scott G. Axelrod

Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/	Sreedhar R. Kona

Name:		Sreedhar R. Kona

Title:		Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/	Carol S. Carver

Name:		Carol S. Carver

Title:		Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/	Carla Gray

Name:		Carla Gray

Title:		Director

By:	/s/	Arnaud Stevens

Name:		Arnaud Stevens

Title:		Managing Director & Group Head

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/	Kevin Utsey

Name:		Kevin Utsey

Title:		Director

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/	James D. Weinstein

Name:		James D. Weinstein

Title:		Managing Director

DEUTSCHE BANK, NEW YORK BRANCH, as a Lender

By:	/s/	Chris Chapman

Name:		Chris Chapman

Title:		Director

By:	/s/	Juan-Jose Mejia

Name:		Juan-Jose Mejia

Title:		Director

TD BANK, N.A., as a Lender

By:	/s/	David Perlman

Name:		David Perlman

Title:		Senior Vice President

PEOPLE’S UNITED BANK, as a Lender

By:

Name:

Title:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/	Jared Shaner

Name:		Jared Shaner

Title:		Assistant Vice President

BLUE HILLS BANK, as a Lender

By:	/s/	Kelley Keefe

Name:		Kelley Keefe

Title:		Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/	Andrew Oram

Name:		Andrew Oram

Title:		Managing Director

FIRST NIAGARA BANK, N.A. as a Lender

By:	/s/	Robert Dellatorre

Name:		Robert Dellatorre

Title:		Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a “Guarantor”) hereby acknowledges and consents to the foregoing Eleventh Amendment as of March 29, 2013, and agrees that each of (a) the Amended and Restated Guaranty dated as of May 14, 2010 (as amended and in effect from time to time, the “Original Guaranty”) from each of Global Partners LP and Global GP LLC; (b) the Guaranty dated as of March 1, 2012 (as amended and in effect from time to time, the “Alliance Guaranty”) from Bursaw Oil LLC; and (c) the Guaranty dated as of February 15, 2013 (as amended and in effect from time to time, the “Cascade Guaranty”) from Cascade Kelly Holdings LLC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties thereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty, the Alliance Guaranty and the Cascade Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By: /s/ Thomas J. Hollister
Title: Chief Operating Officer and Chief Financial Officer

GLOBAL GP LLC

By: /s/ Thomas J. Hollister
Title: Chief Operating Officer and Chief Financial Officer

BURSAW OIL LLC

By: /s/ Thomas J. Hollister
Title: Chief Operating Officer and Chief Financial Officer

CASCADE KELLY HOLDINGS LLC

By: /s/ Thomas J. Hollister
Title: Chief Operating Officer and Chief Financial Officer